Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement (this “Agreement”) dated as of July 25, 2012 among A.P. Pharma, Inc., a Delaware corporation, (the “Company”), and the investors listed on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

Background

1. Sale of Securities. In connection with that certain Securities Purchase Agreement among the parties hereto dated the date hereof (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to the Purchasers listed on the signature pages hereof 102,000,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

2. Registration Rights. In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide to the Purchasers certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws. The execution and delivery of this Agreement is a condition to the Initial Purchaser’s obligation to purchase the Common Shares under the Securities Purchase Agreement.

Agreement

The Company and each of the Purchasers hereby agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Additional Payment Amount” shall have the meaning set forth in Section 2(d).

“Advice” shall have the meaning set forth in Section 2(e).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” shall have the meaning set forth in the preamble.

“Company” shall have the meaning set forth in the preamble.

“Effective Date” means, with respect to any Registration Statement, the date that the Commission first declares effective such Registration Statement.

“Effectiveness Deadline” means an Initial Effectiveness Deadline or a Subsequent Effectiveness Deadline.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means: (a) with respect to the initial Registration Statement to be filed pursuant to Section 2(a), the 30th day following the Closing Date under the Securities Purchase Agreement; and (b) with respect to any additional Registration Statement to be filed pursuant to Section 2(b), the 30th day following the date that the Commission shall indicate as being the first date or time that such filing may be made.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Effectiveness Deadline” means, with respect to the Registration Statement filed pursuant to Section 2(a), the date that is: (a) in the event that the Registration Statement is not subject to a full review by the SEC, 90 days after the Closing Date under the Securities Purchase Agreement; or (b) in the event that the Registration Statement is subject to review by the SEC, 120 days after the Closing Date under the Securities Purchase Agreement.

“Legal Counsel” shall have the meaning set forth in Section 3(h).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free-writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchaser” shall have the meaning set forth in the preamble.

“Registrable Securities” means each of the Securities upon its original issuance and at all times subsequent thereto until: (i) a Registration Statement covering such Security has been declared effective by the Commission and such Security has been disposed of in accordance with such effective Registration Statement; (ii) such Security ceases to be outstanding; or (iii) such Security has been sold in compliance with Rule 144 or is salable pursuant to Rule 144(d) without any limitation on the manner of sale or amount of securities to be sold (or any similar provision then in force other than Rule 144A).

“Registration Default” shall have the meaning set forth in Section 2(d).

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale by the Holders of Registrable Securities, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein. For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph and any additional registration statement or registration statements that are needed to sell additional Registrable Securities with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Common Shares issued pursuant to the Securities Purchase Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event or conversion price adjustment with respect thereto.

“Securities Act” shall have the meaning set forth in the preamble.

“Securities Purchase Agreement” shall have the meaning set forth in the preamble.

“Selling Holder Questionnaire” shall have the meaning set forth in Section 2(e).

“Subsequent Effectiveness Deadline” means, with respect to any additional Registration Statement filed pursuant to Section 2(b), the date that is: (a) in the event that the Registration Statement is not subject to a full review by the SEC, 60 days after the Filing Deadline applicable to such Registration Statement, or (b) in the event that the Registration Statement is subject to a full review by the SEC, 90 days after the Filing Deadline applicable to such Registration Statement.

“Subsequent Registration Statement” shall have the meaning set forth in Section 2(b).

“Suspension Period” shall have the meaning set forth in Section 2(c).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market or such other United States registered national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means, collectively, this Agreement and the Securities Purchase Agreement, dated as of July 25, 2012, among the Company and the purchasers named therein.

2. Registration.

(a) Initial Registration. On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” substantially in the form attached hereto as Annex A, as the same may be amended in accordance with the provisions of this Agreement. The Company shall use reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable but, in any event, no later than the Initial Effectiveness Deadline, and shall use commercially reasonable efforts to keep the Registration Statement (or a Subsequent Form S-3, as defined below) continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been sold or (ii) the date when all Registrable Securities covered by the Registration Statement cease to be Registrable Securities as determined by the counsel to the Company (the “Effectiveness Period”). Notwithstanding the foregoing, the Company shall only be required to initially register the number of Registerable Securities the Commission allows to be registered on the initial Registration Statement.

(b) Subsequent Registrations. If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement initially filed pursuant to Section 2(a), then the Company shall prepare and file as soon as practicable after the date on which the Commission shall indicate as being the first date or time that such filing may be made, but in any event by the Filing Deadline, an additional Registration Statement covering the resale of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (the “Subsequent Registration Statement”), provided that the number of Registerable Securities that the Company shall be required to register on each Subsequent Registration Statement shall not exceed the number of Registerable Securities the Commission allowed to be registered on the initial Registration Statement. The Company shall use commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as practicable but, in any event, no later than the Subsequent Effectiveness Deadline, and shall use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act during the Effectiveness Period.

(c) Suspension Periods. Notwithstanding anything to the contrary contained herein, the Company may suspend the effectiveness of a Registration Statement by written notice to the Holders for a period (each such period, a “Suspension Period”) not to exceed an aggregate of 45 days in any 90-day period, and not to exceed an aggregate of 90 days in any 360-day period, if:

(i)	an event occurs and is continuing as a result of which, if such event were not disclosed in the Registration Statement, the Registration Statement would, in the Company’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(ii)	the Company reasonably determines in good faith that the disclosure of such event at such time would be seriously detrimental to the Company or its business;

provided that, in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company’s ability to consummate such transaction, the period during which the effectiveness of the Registration Statement is suspended shall not be included in the calculation of any Suspension Period.

(d) Additional Payment Amounts. The Company and the Purchasers agree that the Holders will suffer damages if the Company fails to fulfill its obligations under this Section 2 and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if:

(i)	a Registration Statement is not filed with the Commission on or before the applicable Filing Deadline;

(ii)	a Registration Statement is not declared effective by the Commission on or before the applicable Effectiveness Deadline;

(iii)

a Registration Statement is filed and declared effective but, during the applicable Effectiveness Period, shall cease to be effective or, other than by reason of a Suspension Period as provided in Section 2(c), shall fail to be usable for its intended purpose without such disability being cured within twenty Business Days by an effective post-effective amendment to such Registration Statement, a supplement to the Prospectus, a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure; or

(iv)	(A) prior to or on the 45th day, as may be permitted under Section 2(c), of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed an aggregate of 45 days, as may be permitted under Section 2(c), in any 90-day period or an aggregate of 90 days in any 360-day period,

(each such event referred to in foregoing clauses (i) through (iv), a “Registration Default”), then in such event as relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities and not as a penalty, the Company hereby agrees to pay to each Holder, subject to Section 2(e), an amount in cash equal to 1.5% of the aggregate purchase price of the unregistered Registrable Securities held by such Holder for each 30-day period (prorated for periods totaling less than 30 days) following the Registration Default until the earlier to occur of: (i) such time as when the Company cures the Registration Default; and (ii) the six (6) month anniversary of the date hereof. The payments to which a Holder shall be entitled pursuant to this Section 2(d) are referred to herein as “Additional Payment Amounts”. The Company shall pay Additional Payment Amounts, if any, to Holders on the earlier of: (I) the last day of the calendar month during which such Additional Payment Amounts are incurred; and (II) the third Business Day following the date on which the Registration Default giving rise to the Additional Payment Amounts is cured. In the event that the Company fails to pay Additional Payment Amounts within three Trading Days, such Additional Payment Amounts shall accrue interest, payable in cash in arrears, at the rate of 1.0% per month (prorated for partial months) until paid in full.

(e) Selling Holder Agreements. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B or in a form mutually agreeable to the parties (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any Additional Payment Amounts under Section 2(d) or other damages to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least ten Business Days prior to the applicable Filing Deadline.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2(c) or Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

With respect to Registrable Securities not already covered by a Registration Statement, the Company shall not be obligated to file: (i) more than one pre-effective amendment or supplement to a Registration Statement for all Holders during any fiscal quarter; and (ii) more than one post-effective amendment to a Registration Statement for all Holders during any semi-annual period, and provided further, in all such cases involving supplements or amendments (whether pre-effective or post-effective), the Company shall only be obligated to make a filing when the aggregate principal amount of the Registrable Securities to be included in such amendment or supplement is more than $5 million.

3. Registration Procedures.

(a) Right to Prior Drafts. Not less than five Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder copies of the “Selling Security Holders” section of such documents in the form in which the Company proposes to file them, which sections will be subject to the review of each such Holder. Each Holder shall provide comments, if any, within two Business Days after the date such materials are provided. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Security Holders” section thereof differ in any material respect from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b) Subsequent Amendments or Supplements, etc. The Company shall: (i) prepare and file with the Commission such amendments, including post-effective amendments, pursuant to Rule 462 or otherwise, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to any Registration Statement or any amendment thereto; (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement; and (v) upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Notices to Holders. The Company shall notify the Holders as promptly as reasonably practicable (and, in the case of clause (i)(A) below, not less than two Business Days prior to such filing; and, in the case of (i)(c) below, not more than 24 hours after effectiveness): (i): (A) when a Prospectus or any supplement thereto or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement; and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or that requires any Registration Statement, Prospectus or any document incorporated or deemed to be incorporated therein by reference to be revised so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Copies. Upon request, the Company shall furnish to each Holder, without charge: (i) at least one copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference), except if such documents are available on Edgar; and (ii) an electronic copy of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(e) Blue Sky. The Company shall, prior to any public offering of Registrable Securities, use commercially reasonable efforts to cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States that the selling Holders request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to become subject to any tax in any such jurisdiction where it is not then so subject.

(f) Certificates. The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of either certificates or a book entry position through the DTC’s DWAC system representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(g) Underwriters. If underwriters are used or if any Holder is deemed to be, alleged to be or reasonably believes it may be deemed or alleged to be, an underwriter or is required under applicable securities laws to be described in a Registration Statement as an underwriter, with the concurrence of counsel for the Company, the Company shall use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters: (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(h) 144 Information. With a view to making available to Holders the benefits of Rule 144 promulgated under the Securities Act, the Company shall, during the Effectiveness Period, file with the Commission in a timely manner all reports and other documents required of the Company under Rule 144(c) and provide to any Holder that is an affiliate of the Company (as “affiliate” is defined in Rule 144(a)(1)), as long as such Holder owns Registrable Securities, upon reasonable request: (i) a written statement by the Company that it has complied with the current information requirements of Rule 144(c); and (ii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration.

4. Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company, other than underwriting discounts and commissions, shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement including, without limitation:

(i) all registration and filing fees (including, without limitation, fees and expenses: (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading; (B) related to compliance with applicable state securities or Blue Sky laws; and (C) incurred in connection with the preparation or submission of any filing with FINRA);

(ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by Holders of a majority of the Registrable Securities included in a Registration Statement);

(iii) messenger, telephone and delivery expenses;

(iv) fees and disbursements of counsel for the Company;

(v) Securities Act liability insurance, if the Company so desires such insurance;

(vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; and

(vii) all of the Company’s own internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5. Indemnification.

(a) Indemnification by the Company. The Company will indemnify each Purchaser who holds Common Shares (if Common Shares held by such Purchaser are included in the securities as to which such registration is being effected), each of its officers and directors, partners, members and each person controlling such Purchaser within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on: (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (B) any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and in each case, the Company will reimburse each such Purchaser, each of its officers and directors, partners, members and each person controlling such Purchaser, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on: (X) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser or controlling person, and stated to be specifically for use therein; (Y) the use by a Purchaser of an outdated or defective prospectus after the Company has notified such Purchaser in writing that the prospectus is outdated or defective; or (Z) a Purchaser’s (or any other indemnified person’s) failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Common Shares to such person if such statement or omission was corrected in such prospectus or supplement; provided, further, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Indemnification by the Purchasers. Each Purchaser holding Common Shares will, if Common Shares held by such Purchaser are included in the securities as to which such registration is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, other holders of the Company’s securities covered by such Registration Statement, each person who controls the Company within the meaning of Section 15 of the

Securities Act, and each such holder, each of its officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser and stated to be specifically for use therein; or (B) any violation by such Purchaser of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to such Purchaser, and in each case, such Purchaser will reimburse the Company, each other holder, and directors, officers, persons, underwriters or control persons of the Company and the other holders for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such indemnifying Purchaser (which consent shall not be unreasonably withheld or delayed). The liability of any Purchaser for indemnification under this Section 5(b) in its capacity as a seller of Common Shares shall not exceed the amount of net proceeds to such Purchaser of the securities sold in any such registration.

(c) Notice and Procedure. Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Contribution. If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Purchaser hereunder exceed the proceeds from the offering received by such Purchaser. The amount paid or payable by a party as a result of any loss, claim, damage or liability shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

(e) Survival. The obligations of the Company and the Purchasers under this Section 5 shall survive completion of any offering of Common Shares in a Registration Statement and the termination of this Agreement. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of other remedies or causes of action that the parties may have under the Transaction Documents.

6. Miscellaneous.

(a) Notices. Any notice or other communication required or permitted to be provided hereunder shall be in writing and shall be delivered in person or by first class mail (registered or certified, return receipt requested), facsimile, or overnight air courier guaranteeing next day delivery, to such address as the recipient shall most recently have designated in writing or, if no such designation has been made, to the following address:

If to the Company:

AP Pharma, Inc.

123 Saginaw Drive

Redwood City, CA 94063

Attention: John Whelan, Chief Executive Officer

Facsimile: (650) 365-6490

With a copy to:

Ropes & Gray LLP

Three Embarcadero

San Francisco, CA 94111

Attention: Ryan Murr, Esq.

Facsimile: (415) 315-6026

If to a Purchaser:

To the address set forth under such Purchaser’s name on the signature pages hereto.

If to any other person who is then a registered Holder:

To the address of such Holder as it appears in the record books of the Company.

All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

Failure to provide a notice or communication to one party hereto or any defect in it shall not affect its sufficiency with respect to other parties hereto.

(b) Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of each other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Purchaser acknowledges that no other Purchaser will be acting as agent of such Purchaser in enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. In addition, the remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(e) Governing Law; Jurisdiction; Jury Trial; etc. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT-OF-LAW PRINCIPLES. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in San Francisco, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(f) Amendments and Waivers. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Holders representing a majority of then outstanding Registrable Securities, and any amendment to this Agreement made in conformity with the provisions of this Section 6(h) shall be binding on the Purchasers and all Holders of the Registrable Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party from whom such waiver is requested. Notwithstanding the foregoing, a waiver or consent with respect to a matter that relates exclusively to the rights of one or more Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates, provided that, the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding two sentences.

(g) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(h) Entire Agreement. This Agreement and the Securities Purchase Agreement supersede all other prior oral or written agreements among the parties hereto and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the Securities Purchase Agreement and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties hereto makes any representation, warranty, covenant or undertaking with respect to such matters.

(i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party shall assign any of its rights or obligations hereunder without the prior written consent of the other party, except that the right to cause the Company to register Registrable Securities hereunder may be assigned (but only with all related obligations) by a Holder to a transferee who acquires all or any part of such Holder’s Registrable Securities from the Holder, as long as such transferee agrees in writing to be bound by the provisions of this Agreement.

(j) Counterparts; Facsimile Copies. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing the same (or on whose behalf the same is executed) with the same force and effect as if such facsimile signature were the original thereof.

(k) Severability. If any provision of this Agreement shall be invalid, unenforceable, illegal or void in any jurisdiction, such invalidity, unenforceability, illegality or voidness shall not affect the validly or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. In that case, the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining provisions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

[Remainder of page intentionally left blank, signature pages to follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

A.P. Pharma, Inc.

By:	/s/ John Whelan
Name: John Whelan
Title: Chief Executive Officer

Company Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Broadfin Healthcare Master Fund, LTD

AUTHORIZED SIGNATORY

By:	/s/ Jason Abrams
Name:	Jason Abrams
Title:	CFO

ADDRESS FOR NOTICE

c/o: Broadfin Capital

Street: 237 Park Avenue, Suite 900

City/State/Zip: New York, NY 10017

Attention: Jason Abrams

Tel: 212-808-2469

Fax: 212-808-2464

Email: Jason@broadfincapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Capital Ventures International by: Heights
Capital Management Its Authorized Agent

AUTHORIZED SIGNATORY

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

ADDRESS FOR NOTICE

c/o: Heights Capital Management

Street: 101 California St., Suite 3250

City/State/Zip: San Francisco, CA, 94111

Attention: Sam Winer

Tel: (415) 403-6500

Fax: (415) 403-6525

Email: winer@sig.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Ayer Capital Partners Master Fund, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Jay Venkatesan
Name:	Jay Venkatesan
Title:	Managing Member

ADDRESS FOR NOTICE

c/o: Ayer Capital Mangement, LP

Street: 230 California Street, Suite 600

City/State/Zip: San Francisco, CA 94111

Attention: Jay Venkatesan

Tel: 415-874-4800

Fax: 415-520-6828

Email: jrv@ayercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Ayer Capital Partners Kestrel Fund, LP

AUTHORIZED SIGNATORY

By:	/s/ Jay Venkatesan
Name:	Jay Venkatesan
Title:	Managing Member

ADDRESS FOR NOTICE

c/o: Ayer Capital Mangement, LP

Street: 230 California Street, Suite 600

City/State/Zip: San Francisco, CA 94111

Attention: Jay Venkatesan

Tel: 415-874-4800

Fax: 415-520-6828

Email: jrv@ayercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Epworth - Ayer Capital

AUTHORIZED SIGNATORY

By:	/s/ Jay Venkatesan
Name:	Jay Venkatesan
Title:	Managing Member

ADDRESS FOR NOTICE

c/o: Ayer Capital Mangement, LP

Street: 230 California Street, Suite 600

City/State/Zip: San Francisco, CA 94111

Attention: Jay Venkatesan

Tel: 415-874-4800

Fax: 415-520-6828

Email: jrv@ayercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price Health Sciences Portfolio
V ALIC Company I - Health Sciences Fund
John Hancock Variable Insurance Trust - Health
Sciences Trust
John Hancock Funds II - Health Sciences Fund
TD Mutual Funds - TD Health Sciences Fund

By: T. ROWE PRICE ASSOCIATES, INC.
Investment Adviser, for and on behalf of the Purchasers listed (above) in Attachment A

By:	/s/ G. Mark Bussard
Name:	G. Mark Bussard
Title:	Vice President

ADDRESS FOR NOTICE

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attention: Andrew Baek, Vice President and
Senior Legal Counsel

Tel: 410-345-2090
Fax: 410-345-6575
Email: andrew_baek@troweprice.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

FTIF - Franklin Biotechnology Discovery Fund

AUTHORIZED SIGNATORY

By:	/s/ Steve Gray
Name:	Steve Gray
Title:	Vice President

ADDRESS FOR NOTICE

c/o: Franklin Templeton Investments
Street: One Franklin Parkway, Building 920
City/State/Zip: San Mateo, CA 94403
Attention: Evan McCulloch
Tel: (650) 312 4082
Email: evan.mcculloch@frk.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Tang Capital Partners, LP

AUTHORIZED SIGNATORY

By:	/s/ Kevin Tang
Name:	Kevin Tang
Title:	Managing Director

ADDRESS FOR NOTICE

c/o Tang Capital Management, LLC

4747 Executive Drive, Suite 510

San Diego, CA 92127

Attention: John Lemkey

Tel: 858-200-3412

Fax: 858-200-3837

Email: jlemkey@tangcapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Baker Brothers Life Sciences, L.P.

AUTHORIZED SIGNATORY

By: Baker Bros Advisors, LLC, Management Company and Investment Advisor to BAKER BROTHERS LIFE SCIENCES, L.P., pursuant to authority granted by Baker Brothers Life Sciences Capital, L.P., general partner to BAKER BROTHERS SCIENCES, L.P. and not the general partner

/s/ Scott L. Lessing
By:	Scott L. Lessing, President

ADDRESS FOR NOTICE

c/o: Baker Bros. Advisors, LLC

Street: 667 Madison Ave. 21st Fl.

City/State/Zip: New York, NY 10065

Attention: Leo Kirby, CFO

Tel: 212-339-5633

Fax: 212-339-5688

Email: leokirby@bbinvestments.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

14159, L.P.

AUTHORIZED SIGNATORY

By: Baker Bros Advisors, LLC, Management Company and Investment Advisor to 14159, L.P., pursuant to authority granted by 14159 Capital, L.P., general partner to 14159, L.P. and not the general partner

/s/ Scott L. Lessing
By:	Scott L. Lessing, President

ADDRESS FOR NOTICE

c/o: Baker Bros. Advisors, LLC

Street: 667 Madison Ave. 21st Fl.

City/State/Zip: New York, NY 10065

Attention: Leo Kirby, CFO

Tel: 212-339-5633

Fax: 212-339-5688

Email: leokirby@bbinvestments.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

667, L.P.

AUTHORIZED SIGNATORY

By: Baker Bros Advisors, LLC, Management Company and Investment Advisor to 667, L.P., pursuant to authority granted by 667 Capital, L.P., general partner to 667, L.P. and not the general partner

/s/ Scott L. Lessing
By:	Scott L. Lessing, President

ADDRESS FOR NOTICE

c/o: Baker Bros. Advisors, LLC

Street: 667 Madison Ave. 21st Fl.

City/State/Zip: New York, NY 10065

Attention: Leo Kirby, CFO

Tel: 212-339-5633

Fax: 212-339-5688

Email: leokirby@bbinvestments.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Fidelity Select Portfolios: Biotechnology Portfolio

By:	/s/ Kenneth Robins
Name: Kenneth Robins
Title: Treasurer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

FidelityAdvisor Series VII: Fidelity Advisor Biotechnology Fund

By:	/s/ Kenneth Robins
Name: Kenneth Robins
Title: Treasurer

Annex A

PLAN OF DISTRIBUTION

We are registering the Shares covered by this prospectus on behalf of the Selling Security Holders. All costs, expenses and fees connected with the registration of these Securities will be borne by us. Any brokerage commissions and similar expenses connected with selling the Securities will be borne by the Selling Security Holders. The Selling Security Holders may offer and sell the Securities covered by this prospectus from time to time in one or more transactions. The term “Selling Security Holders” includes pledgees, donees, transferees and other successors-in-interest who may acquire Securities through a pledge, gift, partnership distribution or other non-sale related transfer from the Selling Security Holders and who agree to be bound by the terms of the Registration Rights Agreement. The Selling Security Holders will act independently of the Company in making decisions with respect to the timing, manner and size of each sale and they may sell Securities on one or more exchanges, including the Nasdaq Global Market, in the over-the-counter market or in privately negotiated transactions at prevailing market prices at the time of sale, at fixed prices, at varying prices determined at the time of the sale or at negotiated prices. These transactions include:

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its own account pursuant to this prospectus;

•	exchange or over-the-counter distributions in accordance with the rules of the exchange or other market;

•	block trades in which the broker-dealer attempts to sell the Securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	a combination of any such method of sale; and

•	any other method permitted pursuant to applicable law.

In connection with distributions of the Shares or otherwise, the Selling Security Holders may:

•	sell the Securities short and redeliver the Securities to close out short positions; provided that such short positions were entered into in compliance with applicable securities laws;

•

enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of Securities covered by this prospectus, which they may in turn resell; and

•	pledge Securities to broker-dealers or other financial institutions, which, upon a default, they may in turn resell.

Annex A – Plan of Distribution

The Selling Security Holders may also sell any Securities under Rule 144 rather than with this prospectus if the sale meets the requirements of that rule.

In effecting sales, the Selling Security Holders may engage broker-dealers or agents, who may in turn arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the Selling Security Holders and/or from the purchasers of Securities for whom the broker-dealers may act as agents or to whom they sell as principal, or both. The compensation to a particular broker-dealer may be in excess of customary commissions.

The Selling Security Holders, any broker-dealers or agents and any participating broker-dealers that act in connection with the sale of the Securities covered by this prospectus may be “underwriters” under the Securities Act with respect to those Securities and will be subject to the prospectus delivery requirements of that Act, unless exempted therefrom. Any profit that the Selling Security Holders realize, and any compensation that any broker-dealer or agent may receive in connection with any sale, including any profit realized on resale of Securities acquired as principal, may constitute underwriting discounts and commissions. If the Selling Security Holders are deemed to be underwriters, the Selling Security Holders may be subject to certain liabilities under statutes including, but not limited to, Section 11, 12 and 17 of the Securities Act and Section 10(b) and Rule 10b-5 under the Exchange Act.

The securities laws of some states may require the Selling Security Holders to sell the Securities in those states only through registered or licensed brokers or dealers. These laws may also require that we register or qualify the Securities for sale in those states unless an exemption from registration and qualification is available and the Selling Security Holders and we comply with that exemption. In addition, the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of Securities in the market and to the activities of the Selling Security Holders and their affiliates. Regulation M may restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Securities. All of the foregoing may affect the marketability of the Securities and the ability of any person to engage in market-making activities with respect to the Securities.

We have agreed to indemnify the Selling Stockholders against liabilities, including liabilities under the Securities Act, the Exchange Act and state securities laws, relating to the registration of the Shares offered by this prospectus.

Annex A – Plan of Distribution

Annex B

A.P. PHARMA, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, $0.01 par value per share (the “Securities”), of A.P. Pharma, Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of July 25, 2012 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company for use in preparing the Registration Statement and any related prospectuses and represents and warrants that such information is accurate:

1.	Name.

(a) Full Legal Name of Selling Securityholder

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

Annex B – Selling Security Holder Questionnaire

2.	Address for Notices to Selling Securityholder:

Name:

Address:

Telephone:

Fax:

Contact Person:

Email:

3.	Beneficial Ownership of Registrable Securities:

(a) Type and Principal Amount of Registrable Securities Beneficially Owned:

4.	Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes ☐	No ☐

Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b) Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

Annex B – Selling Security Holder Questionnaire

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities Beneficially Owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

Annex B – Selling Security Holder Questionnaire

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Ropes & Gray LLP

Three Embarcadero

San Francisco, CA 94111

Attn: Ryan Murr, Esq.

Facsimile: (415) 315-6026

Annex B – Selling Security Holder Questionnaire